EXHIBIT 99.1



FOR IMMEDIATE RELEASE

LEXINGTON PRECISION REPORTS THIRD QUARTER RESULTS

NEW YORK, November 17, 2003 -- Lexington Precision Corporation reported a net loss of $1,963,000, or 41 cents per diluted common share, for the third quarter ended September 30, 2003, compared to net income of $227,000, or 5 cents per diluted common share, for the third quarter of 2002.

Net sales for the third quarter of 2003 were $28,294,000, compared to $32,342,000 for the third quarter of 2002, a decrease of 13%. Net sales of the Rubber Group decreased by 4% to $24,665,000, while net sales of the Metals Group decreased by 46% to $3,629,000.

During the third quarter of 2003, income from operations totaled $6,000, compared to $2,084,000 for the third quarter of 2002. Income from operations at the Rubber Group decreased to $1,602,000 from $3,099,000. The Metals Group reported a loss from operations of $976,000, compared to a loss of $424,000 for the third quarter of 2002. Corporate office expenses increased to $620,000 from $591,000.

Earnings before interest, taxes, depreciation, and amortization (EBITDA) for the third quarter of 2003, totaled $2,463,000, compared to EBITDA of $4,954,000 for the third quarter of 2002, a decrease of 50%. EBITDA for the Rubber Group decreased from $4,991,000 to $3,334,000, and EBITDA for the Metals Group decreased from $542,000 to negative $261,000. EBITDA for the Corporate Office decreased from negative $579,000 to negative $610,000.

Net cash provided by operating activities for the third quarter of 2003 totaled $4,248,000, compared to $6,380,000 for the third quarter of 2002, a decrease of 33%.

The company reported a net loss of $2,806,000, or 58 cents per diluted common share, for the first nine months of 2003, compared to a net loss of $1,192,000, or 25 cents per diluted common share, for the first nine months of 2002.

Net sales for the first nine months of 2003 were $91,550,000, compared to $95,582,000 for the first nine months of 2002. Net sales of the Rubber Group increased by 3% to $78,032,000, while net sales of the Metals Group decreased by 32% to $13,518,000.

During the first nine months of 2003, income from operations totaled $2,757,000, compared to $4,479,000 for the first nine months of 2002. Income from operations at the Rubber Group decreased to $7,441,000 from $9,038,000. The Metals Group reported a loss from operations of $2,818,000, compared to a loss of $2,632,000 for the first nine months of 2002. Corporate office expenses decreased to $1,866,000 from $1,927,000.




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Lexington Precision Corporation
November 17, 2003


For the first nine months of 2003, EBITDA totaled $10,616,000, compared to $13,378,000 for the first nine months of 2002, a decrease of 21%. EBITDA for the Rubber Group decreased from $14,877,000 to $12,853,000, and EBITDA for the Metals Group decreased from $384,000 to negative $400,000. EBITDA for the Corporate Office improved from negative $1,883,000 to negative $1,837,000.

Net cash provided by operating activities for the first nine months of 2003 totaled $9,105,000, compared to $11,512,000 for the first nine months of 2002, a decrease of 21%.

Attached to this press release are tables setting forth our condensed consolidated statements of operations and selected consolidated and segment financial data, including information concerning our cash flows from operations and reconciliations of consolidated net loss and consolidated income from operations to consolidated EBITDA. EBITDA is not a measure of performance under accounting principles generally accepted in the United States and should not be considered in isolation or used as a substitute for income from operations, net income, net cash provided by operating activities, or other operating or cash flow statement data prepared in accordance with generally accepted accounting principles. We have presented EBITDA because this measure is used by investors, as well as our own management, to evaluate the operating performance of our business, including its ability to incur and to service debt. Our definition of EBITDA may not be the same as the definition of EBITDA used by other companies.

Lexington Precision Corporation manufactures rubber and metal components that are used primarily by manufacturers of automobiles, automotive replacement parts, and medical devices.



Contact: Warren Delano, President (212) 319-4657

















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                         LEXINGTON PRECISION CORPORATION

                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                QUARTER ENDED              NINE MONTHS ENDED
                                                                SEPTEMBER 30                 SEPTEMBER 30
                                                            ----------------------     ------------------------
                                                              2003         2002            2003         2002
                                                              ----         ----            ----         ----
Net sales                                                   $ 28,294     $ 32,342       $  91,550    $  95,582
Cost of sales                                                 26,278       28,130          82,518       83,761
                                                            --------     --------       ---------    ---------
     Gross profit                                              2,016        4,212           9,032       11,821
Selling and administrative expenses                            2,010        2,128           6,275        6,733
Plant closure costs                                                -            -               -          609
                                                            --------     --------       ---------    ---------
     Income from operations                                        6        2,084           2,757        4,479
Interest expense                                               1,715        1,978           5,255        5,741
                                                            --------     --------       ---------    ---------
     Income (loss) before income taxes                        (1,709)         106          (2,498)      (1,262)
Income tax provision (benefit)                                     7         (121)             61          (70)
                                                            --------     --------       ---------    ---------
Net income (loss) before cumulative effect of change
  in accounting principle                                     (1,716)         227          (2,559)      (1,192)
Cumulative effect of change in accounting principle              247            -             247            -
                                                            --------     --------       ---------    ---------

     Net income (loss)                                      $ (1,963)    $    227       $  (2,806)   $  (1,192)
                                                            ========     ========       =========    =========

Per share data:

     Basic and diluted net income (loss) before
      cumulative effect of change in accounting principle   $  (0.36)    $   0.05       $   (0.53)   $   (0.25)
     Cumulative effect of change in accounting principle       (0.05)           -           (0.05)           -
                                                            ========     ========       =========    =========
     Basic and diluted net income (loss) applicable to
      common stockholders                                      (0.41)        0.05           (0.58)       (0.25)
                                                            ========     ========       =========    =========

Reconciliation of net income (loss) to EBITDA:
     Net income (loss)                                      $ (1,963)    $    227       $  (2,806)   $  (1,192)
     Add back:
         Depreciation and amortization                         2,457        2,870           7,859        8,899
         Interest expense                                      1,715        1,978           5,255        5,741
         Income tax provision                                      7         (121)             61          (70)
         Cumulative effect of change in accounting
          principle                                              247            -             247            -
                                                            --------     --------       ---------    ---------

     EBITDA                                                 $  2,463     $  4,954       $  10,616    $  13,378
                                                            ========     ========       =========    =========

Net cash provided by operating activities                   $  4,248     $  6,380       $   9,105    $  11,512
                                                            ========     ========       =========    =========





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                         LEXINGTON PRECISION CORPORATION

                 SELECT CONSOLIDATED AND SEGMENT FINANCIAL DATA
                                 (IN THOUSANDS)

                                                                 QUARTER ENDED              NINE MONTHS ENDED
                                                                 SEPTEMBER 30                 SEPTEMBER 30
                                                            -----------------------     -----------------------
                                                               2003         2002            2003         2002
                                                               ----         ----            ----         ----
Net sales:
     Rubber Group                                            $ 24,665     $ 25,617       $  78,032    $  75,731
     Metals Group                                               3,629        6,725          13,518       19,851
                                                             --------     --------       ---------    ---------
         Total net sales                                     $ 28,294     $ 32,342       $  91,550    $  95,582
                                                             ========     ========       =========    =========

Income (loss) from operations:
     Rubber Group                                            $  1,602     $  3,099       $   7,441    $   9,038
     Metals Group                                                (976)        (424)         (2,818)      (2,632)
     Corporate Office                                            (620)        (591)         (1,866)      (1,927)
                                                             --------     --------       ---------    ---------
         Total income (loss) from operations                        6        2,084           2,757        4,479
                                                             --------     --------       ---------    ---------

Add back depreciation and amortization included
  in income from operations:
     Rubber Group                                               1,732        1,892           5,412        5,839
     Metals Group                                                 715          966           2,418        3,016
     Corporate Office                                              10           12              29           44
                                                             --------     --------       ---------    ---------
         Total depreciation and amortization                    2,457        2,870           7,859        8,899
                                                             --------     --------       ---------    ---------

Earnings (loss) before interest, taxes, depreciation,
  and amortization (EBITDA):
     Rubber Group                                               3,334        4,991          12,853       14,877
     Metals Group                                                (261)         542            (400)         384
     Corporate Office                                            (610)        (579)         (1,837)      (1,883)
                                                             --------     --------       ---------    ---------
         Total EBITDA                                        $  2,463     $  4,954       $  10,616    $  13,378
                                                             ========     ========       =========    =========

Capital expenditures:
     Rubber Group                                            $  1,651     $    920       $   3,870    $   2,486
     Metals Group                                                  64          974             683        1,333
     Corporate Office                                               9            4              11            4
                                                             --------     --------       ---------    ---------
         Total capital expenditures                          $  1,724     $  1,898       $   4,564    $   3,823
                                                             ========     ========       =========    =========




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